UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 11, 2021

Carriage Services, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-11961	76-0423828
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3040 Post Oak Boulevard, Suite 300
Houston, Texas 77056
(Address, including zip code, of principal executive offices)

Registrant's telephone number, including area code:
     (713) 332-8400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

                                         Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $.01 per share	CSV	New York Stock Exchange

ITEM 8.01      OTHER EVENTS

As previously reported, on January 25, 2021, Carriage Services, Inc. (the “Company”) detected that its information technology (“IT”) system was affected by a ransomware attack. Upon learning of the incident, the Company undertook immediate steps to address the incident, including engaging IT security and forensics experts and working diligently with these experts to assess the impact on the Company’s IT systems, implement additional and enhanced security measures to help prevent a similar incident in the future, and to restore any of its IT systems that were impacted by the incident. The restoration of any impacted systems is complete.

Based on the Company’s assessment of the information currently known, the incident has not had, nor does the Company expect it will have, a material impact on the Company’s business, operations or financial results. As the Company works to conclude its forensic review process, it remains possible that personally identifiable information (“PII”) was accessed, and to the extent the Company confirms that any PII was accessed, the Company will notify those affected individuals in accordance with applicable laws.

Security, in all its forms, remains a priority for the Company, and the Company will continue to seek to take all appropriate measures to safeguard the integrity of its IT infrastructure, data, and employee, customer and vendor information.

Forward-Looking Statements

This Current Report on Form 8-K includes statements that may constitute “forward-looking statements” made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, the accuracy of which are necessarily subject to risks, uncertainties, and assumptions as to future events that may not prove to be accurate. The words “will,” “seek,” and similar expressions, as they relate to the Company, its operations and/or its information technology infrastructure, data and employee, customer and vendor information, are intended to identify forward-looking statements. These statements include, but are not limited to, express or implied forward-looking statements relating to the Company’s expectations regarding the potential impact to its information technology infrastructure and on its financial performance and business operations, including any related costs, fines or lawsuits, and its ability to safeguard the integrity of its information technology infrastructure, data and employee, customer and vendor information from similar future incidents. These statements are neither promises nor guarantees, but are subject to a variety of risks and uncertainties, many of which are beyond the Company’s control, which could cause actual results to differ materially from those contemplated in these forward-looking statements. Existing and prospective investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Factors that could cause actual results to differ materially from those expressed or implied include the ongoing assessment of the cybersecurity incident, legal, reputational and financial risks resulting from this and/or additional cybersecurity incidents, the effectiveness of business continuity plans during the cybersecurity incident, and the other factors discussed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019 and Quarterly Report for the quarter ended September 30, 2020. These forward-looking statements speak only as of the date of this report or as of the date to which they refer, and the Company assumes no obligation to update any forward-looking statements as a result of new information or future events or developments, except as required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Carriage Services, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARRIAGE SERVICES, INC.

Dated: February 11, 2021	By:	/s/ Steven D. Metzger
Steven D. Metzger
Senior Vice President, General Counsel & Secretary